Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Coastal Bancorp, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on November 14, 2003 (the "Report"), I, Catherine N. Wylie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 11/14/03                              By:     /s/ Catherine N. Wylie
                                                              Catherine N. Wylie
                              Chief Financial Officer

(A signed original of this written statement required by Section 906 has been provided to Coastal Bancorp, Inc. and will be retained by Coastal Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.)